UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2023

INDAPTUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40652	86-3158720
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3 Columbus Circle 15th Floor
New York	10019
(Address of principal executive offices)	(Zip Code)

(646) 427-2727

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	INDP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 14, 2023, Indaptus Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the appointment of Robert Martell, M.D., Ph.D. as a member of the Company’s board of directors (the “Board”) and a Class I director. At the time of the Initial 8-K, the Board had not determined the committees on which Dr. Martell would serve, if any. On March 22, 2023, the Board appointed Dr. Martell to serve on the Science and Technology Committee of the Board, effective immediately. The foregoing information in this Item 5.02 is being filed to amend and supplement the disclosure included in the Initial 8-K.

On March 22, 2023, the Board appointed Walt A. Linscott, the Company’s Chief Business Officer, as the Company’s Chief Operating Officer, effective immediately.

Mr. Linscott’s biographical information is disclosed in Item 10 “Directors and Executive Officers” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission on March 17, 2023 and is incorporated herein by reference.

Item 8.01.	Other Events.

On March 22, 2023, the Board set the date of the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”) as May 25, 2023.

Any stockholder seeking to bring business before the 2023 Annual Meeting or to nominate a director for election at the 2023 Annual Meeting pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws”) must provide timely notice, as set forth in the Bylaws. Specifically, written notice of any proposed business or nomination must be received at the Company’s principal executive offices at 3 Columbus Circle, 15th Floor, New York, NY 10019 no later than April 2, 2023. Stockholders are advised to review the Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by April 2, 2023.

Stockholders who intend to have a proposal considered for inclusion in the Company’s 2023 proxy materials for presentation at its 2023 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal in writing to the Company’s Corporate Secretary by April 2, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDAPTUS THERAPEUTICS, INC.

Date: March 23, 2023	By:	/s/ Nir Sassi
	Name:	Nir Sassi
	Title:	Chief Financial Officer